Exhibit 10.2


                               CAPITAL TRUST, INC.

                              AMENDED AND RESTATED

                      1997 NON-EMPLOYEE DIRECTOR STOCK PLAN

705366.9

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                               CAPITAL TRUST, INC.
                              AMENDED AND RESTATED
                      1997 NON-EMPLOYEE DIRECTOR STOCK PLAN


                 ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

         1.1 Establishment of the Plan. On May 23, 1997, the Board of Trustees of Capital Trust, a California business trust (the "Predecessor"), the predecessor of Capital Trust, Inc., a Maryland corporation (the "Company") adopted, subject to the approval of stockholders, an incentive share plan for non-employee members of the Board of Trustees known as the "1997 Non-Employee Trustee Share Plan", which permited the grant of Nonqualified Share Options, Share Appreciation Rights, Restricted Shares, Performance Units, Performance Share and Share Units. The plan became effective upon shareholder approval on July 15, 1997 and was amended by Amendment No. 1 effective on that date which changed all references to "California Real Estate Investment Trust" in the plan to "Capital Trust." On May 11, 1998, the Board of Trustees adopted, subject to the approval of shareholders, the Amended and Restated 1997 Non-Employee Trustee Share Plan which amended and restated the original plan. The amended and restated plan became effective upon shareholder approval on January 28, 1999. Upon consummation of the reorganization of the Predecessor into the Company on January 28, 1998 after such shareholder approval was obtained, the Company succeeded to and assumed the amended and restated plan. On January 28, 1999, the amended and restated plan was further amended, effective on that date to change all references to "Capital Trust" to "Capital Trust, Inc." and make additional technical revisions that reflect the different capital and governance structure of the Company (hereinafter referred to as the "Plan"). The terms of the Plan are set forth herein.

         1.2 Purpose of the Plan. The Purpose of the Plan is to promote the success of the Company by providing incentives to Directors that will link their personal interests to the long-term financial success of the Company and to growth in stockholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Directors upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

         1.3 Duration of the Plan. The Plan became effective on July 15, 1997, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 hereof, until all Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after July 15, 2007.

                    ARTICLE 2. DEFINITIONS AND CONSTRUCTIONS

         2.1 Definitions: Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

                  (a) "Amended and Restated Incentive Stock Plan" means the Amended and Restated 1997 Long-Term Incentive Stock Plan.

                  (b) "Award" or "Awards" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Stock, or Stock Units.

                  (c)      "Award Agreement" means the agreement  required under
                           Article 3 hereof evidencing an Award under this Plan.

                  (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.


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                  (e)      "Board"  or "Board of  Directors"  means the Board of
                           Directors of the Company.

                  (f) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                                    (i)     any  Person   (other   than   Veqtor
                                            Finance   Company,    LLC   or   its
                                            affiliates  as that term is  defined
                                            under  the  rules  and   regulations
                                            promulgated  under the Exchange Act,
                                            a   Director   or  other   fiduciary
                                            holding securities under an employee
                                            benefit  plan of the  Company,  or a
                                            corporation    owned   directly   or
                                            indirectly  by the  stockholders  of
                                            the  Company  in  substantially  the
                                            same  proportions as their ownership
                                            of  Stock  of  the  Company),  is or
                                            becomes   the   Beneficial    Owner,
                                            directly  or  indirectly,  of 20% or
                                            more of the Voting Securities of the
                                            Company;

                                    (ii)    the Board shall at any time  consist
                                            of a majority  of  individuals  (the
                                            "New Majority") who where elected or
                                            appointed  Directors  of the Company
                                            without  the  approval of a majority
                                            of  the  Directors   either  (A)  in
                                            office  prior  to  the  election  or
                                            appointment  of  the  first  of  the
                                            Directors    comprising    the   New
                                            Majority,  or  (B)  appointed  by or
                                            elected  with the  approval  of such
                                            Directors; or

                                    (iii)   the   stockholders  of  the  Company
                                            approve   (A)  a  plan  of  complete
                                            liquidation  of the Company;  or (B)
                                            an   agreement   for  the   sale  or
                                            disposition of all or  substantially
                                            all the Company's  assets;  or (C) a
                                            merger  or   consolidation   of  the
                                            Company with any other  corporation,
                                            other than a merger or consolidation
                                            which  would  result  in the  Voting
                                            Securities     of    the     Company
                                            outstanding     immediately    prior
                                            thereto   continuing   to  represent
                                            (either by remaining  outstanding or
                                            by  being   converted   into  voting
                                            securities of the surviving entity),
                                            at least 50% of the combined  voting
                                            power  of  the   Company   (or  such
                                            surviving    entity)     outstanding
                                            immediately  after  such  merger  or
                                            consolidation.

                  However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the Voting Securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the non-employee continuing members of the Board).

                  (g) "Class B Common Stock" means the class B common stock, $.01 par value, in the Company.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (i) "Common Stock" means the class A common stock, $.01 par value, in the Company.

                  (j) "Company" means Capital Trust, Inc., a Maryland corporation, or any successor thereto.


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                  (k)      "Convertible  Securities" means the Common Stock, the
                           Class B Common Stock, the Preferred Stock and any securities issued by the Company or any subsidiary thereof in capital raising or merger and acquisition transactions that are by their terms exercisable, convertible or exchangeable into or for Common Stock.

                  (l)      "Director" means a member of the Board.

                  (m) "Election Form" means the form under which a Participant elects to receive Stock granted under a Stock Unit Award upon the occurrence of certain events.

                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (o) "Fair Market Value" means the closing price of the Stock on a securities exchange or, if not traded on an exchange, the average of the highest price and lowest price at which the Stock was traded as reported on the Nasdaq National Market, on the relevant date, or on the most recent date on which the Stock was traded prior to such date.

                  (p) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, which is not intended to satisfy the requirements of Section 422 of the Code, granted under Article 6 hereof.

                  (q)      "Option"  or  "Options"  means a  Nonqualified  Stock
                           Option.

                  (r)      "Option   Agreement"   means   an   Award   Agreement
                           evidencing an Option Award granted under Article 6 hereof.

                  (s) "Participant" means a Director who has been granted an Award under the Plan.

                  (t) "Performance Stock" means an Award, designated as a share of performance stock, granted to a Participant pursuant to Article 9 hereof.

                  (u) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 hereof.

                  (v) "Period of Restriction" means the period during which the transfer of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 hereof.

                  (w) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof; including a "group" as defined in Section 13(d) thereof.

                  (x) "Plan" means this Amended and Restated 1997 Non-Employee Director Stock Plan of the Company, as herein described and as hereafter from time to time amended.

                  (y) "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.


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                  (z)      "Preferred  Stock" means the class A 9.5%  cumulative
                           convertible preferred stock, $.01 par value, in the Company and the class B 9.5% cumulative convertible non-voting preferred stock, $.01 par value, in the Company.

                  (aa) "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 hereof.

                  (bb) "Restricted Stock Agreement" means an Award Agreement evidencing a Restricted Stock Award granted under
                           Article 8 hereof.

                  (cc) "Stock Unit" means a derivative interest in Stock granted to a Participant pursuant to Article 9 hereof which is credited to a bookkeeping account and paid out on a one-for-one basis in Stock.

                  (dd) "Stock Appreciation Right" or "SAR" means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article 7 hereof.

                  (ee)     "Stock" means the Common Stock.

                  (ff) "Voting Securities" means Stock or securities of any class or classes of securities of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Directors.

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                            ARTICLE 3. ADMINISTRATION

         3.1 Authority of Board. The Plan shall be administered by the full Board of Directors of the Company. Subject to the provisions of the Plan, the Board shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a Performance Period (as defined herein) or the termination of any Period of Restriction or any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 hereof) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Board as provided in the Plan. Also notwithstanding the foregoing, no action of the Board (other than pursuant to Section 4.3 hereof or Section 9.6 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

         3.2 Selection of Participants. Subject to Section 5.1 hereof, the Board shall have the authority to grant Awards under the Plan, from time to time, to such Directors as may be selected by it.

         3.3 Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

         3.4 Delegation of Certain Responsibilities. The Board may, in its sole discretion, delegate to the Chairman of the Board of the Company (or if there shall be Co-Chairmen, individually or jointly to such Co-



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Chairmen)  the  administration  of the Plan  under  this  Article  3;  provided, however, that the Board may not delegate its authority to correct errors, omissions or inconsistencies in the Plan and the Board may not delegate its authority under this Article 3 to grant Awards to Directors. All authority delegated by the Board under this Section 3.4 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Board.

         3.5 Procedures of the Board. All Awards and other determinations of the Board shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Board shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Board and filed with the minutes for proceedings of the Board.

         3.6 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by the Chairman of the Board (or by a Vice Chairman) on behalf of the Board and by the Participant, and shall contain such terms and conditions as may be approved by the Board. Such terms and conditions need not be the same in all cases.

         3.7 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board may impose such conditions on any Award (including, without limitation, the right of the Board to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

         4.1 Number of Shares of Stock. With respect to calendar year 1999, the maximum number of shares of Stock that may be made the subject of Awards granted under the Plan shall be equal of (i) ten (10%) percent of the number of shares of Stock that were outstanding on a fully diluted basis with respect to the Stock underlying any outstanding Convertible Securities as of December 31, 1998 (rounded downward if necessary to eliminate fractional shares of stock), minus
(ii) the number of shares of Stock remaining subject to or issued in respect of Awards which were granted prior to December 31, 1998, which maximum number shall be reduced by the number of shares of Stock remaining subject to or issued in respect of Awards which were granted prior to December 31, 1998 under the Amended and Restated Incentive Stock Plan and the number of shares of Stock made the subject of Awards under the Amended and Restated Incentive Stock Plan during the 1999 calendar year. Thereafter, for any given calendar year, the maximum number of shares of Stock that may be made the subject of Awards granted under the Plan shall be equal to (i) ten (10%) percent of the number of shares of Stock that were outstanding on a fully diluted basis with respect to the Stock underlying any outstanding Convertible Securities as of the end of the immediately preceding calender year (rounded downward if necessary to eliminate fractional shares of stock), minus (ii) the number of shares of Stock remaining subject to or issued in respect of Awards which were granted under the Plan through the last day of the immediately preceding calendar year (the "Year End Date"), which maximum number shall be reduced by the number of shares of Stock remaining subject to or issued in respect of Awards which were granted prior to the Year End Date under the Amended and Restated Incentive Stock Plan and the number of shares of Stock made the subject of Awards under the Amended and Restated Incentive Stock Plan during the current calendar year. Upon a change in the capitalization or authorized Stock (as described in Section 4.3 hereof) the maximum number of shares of Stock shall be adjusted in number and kind pursuant to Section 4.3 hereof. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued stock or out of such numbers of shares of Stock held in the Company's treasury, or partly out of each, such number of shares of Stock as shall be determined by the Board. Upon the granting of an Award, the number of shares of Stock available under Section 4.1 hereof for the granting of further Awards shall be reduced as follows:


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                  (a) In  connection  with the  granting of an Award (other than the granting of a Performance Unit denominated in dollars), the number of shares of Stock shall be reduced by the number of shares of Stock in respect of which the Award is granted or denominated.

                  (b) In connection with the granting of a Performance Unit denominated in dollars, the number of shares of Stock shall be reduced by an amount equal to the quotient of (a) the dollar amount in which the Performance Unit is denominated, divided by (b) the Fair Market Value of a share of Stock on the date the Performance Unit is granted.

         4.2 Lapsed Awards. If any Award (other than Restricted Stock) granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 hereof.

         4.3 Adjustments in Authorized Stock. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, stock combination, or other change affecting the Company's Common Stock, such adjustment shall be made in the number and class of Stock which may be delivered under the Plan, and in the number and class of and/or price of Stock subject to outstanding Options, Stock Appreciation Rights, Restricted Stock, Performance Stock, Performance Units and Stock Units granted under the Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares of Stock subject to any Award shall always be a whole number.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan include all Directors who are not and have not been at any time, within the preceding three (3) years, employees of the Company or any of its Subsidiaries.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Board may from time to time select those Directors to whom Awards shall be granted and determine the nature and amount of each Award. No Director shall have any right to be granted an Award under this Plan even if previously granted an Award.

                            ARTICLE 6. STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Directors at any time and from time to time as shall be determined by the Board. The Board shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of shares of Stock subject to Options granted to any Participant. Options granted under the Plan will be NQSOs.

         6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Board shall determine.

         6.3 Option Price. The purchase price per share of Stock covered by an Option shall be determined by the Board.

         6.4 Duration of Options. Each Option shall expire at such time as the Board shall determine at the time of grant.

         6.5 Exercise of Options. Subject to Section 3.7 hereof, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Participants.


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         6.6  Payment.  Options  shall be exercised by the delivery of a written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Company Stock having a Fair Market Value at the time of exercise equal to the total Option price, (c) by foregoing compensation under rules established by the Board, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

         6.7 Restrictions on Stock Transferability. The Board shall impose such restrictions on any Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any securities exchange upon which such Stock is then listed and under any applicable blue sky or state securities laws.

         6.8 Termination of Service Due to Death, Disability, or Retirement. In the event a Participant dies while serving as a Director, any of such Participant's outstanding Options may be exercised at any time prior to the expiration date of the Options or within one (1) year after his death, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination of service, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event a Participant is unable to serve as a Director by reason of disability (as defined under the then established rules of the Company), the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within one (1) year after his disability, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options on the date of his termination of service. In the event a Participant retires from the Board, the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within ninety (90) days after his retirement, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options on the date of his termination of service. In its sole discretion, the Board may extend the ninety (90) days to up to one (1) year, but in no event beyond the expiration date of the Option.

         6.9 Termination of Service for Other Reasons. If a Participant ceases service as a Director for any reason other than death, disability, retirement or removal, the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within the ninety (90) days after the date of his termination, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination of service. In its sole discretion, the Board may extend the ninety (90) days to up to one (1) year, but in no event beyond the expiration date of the Option.

                  Notwithstanding anything contained herein, if a Director is removed from service, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

         6.10 Limited Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or as provided for by the Board. Further, all Options (except for Options on which SARs were granted) granted to a Participant under the Plan, unless transferable, shall be exercisable during his lifetime only by such Participant. If the Option Agreement provides, an Option may be transferred by a Participant to the Participants children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners (collectively, "Permitted Family Members"); provided, however, that the Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.



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                      ARTICLE 7. STOCK APPRECIATION RIGHTS

         7.1  Grant of Stock  Appreciation  Rights.  Subject  to the  terms  and
conditions  of  the  Plan,   Stock   Appreciation   Rights  may  be  granted  to
Participants, at the discretion of the Board, in any of the following forms:

                  (a)      In tandem with Options;

                  (b)      In addition to Options;

                  (c)      Independent of Options; or

                  (d)      In any combination of (a), (b), or (c).

The Board shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of shares of Stock subject to SARs granted to any Participant.

         7.2 Exercise of SARs in Tandem with Options. SARs granted in tandem with Options may be exercised for all or part of the Stock subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of shares of Stock. The SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. Option Stock with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

         7.3 Exercise of SARs in Addition to Options. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

         7.4 Exercise of SARs Independent of Options. Subject to Section 3.7 hereof and Section 7.5 hereof, SARs granted independently of Options may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

         7.5 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

                  (a) The difference between the Fair Market Value of a share of Stock on the date of exercise over the price fixed by the Board at the date of grant (which price shall not be less than one hundred percent (100%) of the market price of a share of Stock on the date of grant) (the "Exercise Price"); by

                  (b) The number of shares of Stock with respect to which the SAR is exercised.

         7.6 Form and Timing of Payment. Payment to a Participant, upon SAR exercise, will be made in cash or Stock, at the discretion of the Board, within ten (10) calendar days of the exercise.

         7.7 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten (10) years.

         7.8 Termination of Service. In the event a Participant ceases service as a Director by reason of death, disability, retirement, removal or any other reason, the exercisability of any outstanding SAR granted in tandem with or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 hereof. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.


705366.9
                                       -8-

         7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                           ARTICLE 8. RESTRICTED STOCK

         8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Restricted Stock under the Plan to such Participants and in such amounts as it shall determine.

         8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced, as necessary, by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of shares of Stock of Restricted Stock granted, and such other provisions as the Board shall determine.

         8.3 Transferability. Except as provided in this Article 8, the Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Board and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any Performance Goals, as defined below) as specified by the Board in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

         8.4 Other Restrictions. The Board shall impose such other restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Board may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

         8.5  Certificate   Legend.   In  addition  to  any  legends  placed  on
certificates pursuant to Section 8.4 hereof, each certificate representing Restricted Stock granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Amended and Restated 1997 Non-Employee Directors Stock Plan of Capital Trust, Inc. in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Agreement dated ___________. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Capital Trust, Inc."

         8.6 Removal of Restrictions. Except as otherwise provided in this Article and subject to applicable securities laws and restrictions imposed pursuant thereto, Restricted Stock shall become transferable by the Participant after the last day of the Period of Restriction. Once the Stock is released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 hereof removed from his Stock certificate.

         8.7 Voting Rights. During the Period of Restriction, Participants holding Restricted Stock granted hereunder may exercise full voting rights with respect to such Stock.

         8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to such Stock while they are so held. If any such dividends or distributions are paid in Stock, the Stock shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were paid.


705366.9
                                       -9-

         8.9 Termination of Service. In the event that a Participant ceases to be a Director of the Company for any reason during the Period of Restriction, then any Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event that Participant ceases to be a Director for any reason other than removal, the Board, in its sole discretion (subject to Section 3.7 hereof) may waive the automatic forfeiture of any and all Stock and may add such new restrictions to such Restricted Stock as it deems appropriate.

         ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE STOCK AND STOCK UNITS

         9.1 Grant of Performance Units, Performance Stock or Stock Units. Subject to the terms and provisions of the Plan, Performance Units, Performance Stock or Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board shall have complete discretion in determining the number of Performance Units, shares of Performance Stock or Stock Units granted to each Participant.

         9.2 Value of Performance Units and Performance Stock. The Board shall set certain periods to be determined in advance by the Board (the "Performance Periods"). Prior to each grant of Performance Units or Performance Stock, the Board shall establish an initial value for each Performance Unit and an initial number of shares of Stock for each share of Performance Stock granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Stock, the Board also shall set the Performance Goals (the "Performance Goals") that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of shares of Stock for the Performance Stock awarded for such Performance Period. These goals will be based on the attainment by the Company of certain objective or subjective performance measures, which may include one or more of the following: total stockholder return, return on equity, return on capital, earnings per share, asset growth, market share, stock price, revenues, costs, net income, cash flow and retained earnings. Such Performance Goals also may be based upon the attainment of specified levels of performance of the Company under one or more of the measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Board shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of shares of Performance Stock awarded.

         9.3 Payment of Performance Units and Performance Stock. After a Performance Period has ended, the holder of a Performance Unit or Performance Stock shall be entitled to receive the value thereof as determined by the Board. The Board shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 9.2 hereof have been met. It will then determine the applicable percentage (which may exceed one hundred percent (100%)) to be applied to, and will apply such percentage to, the value of Performance Units or number of shares of Performance Stock to determine the payout to be received by the Participant.

         9.4 Value of Stock Units. Subject to the terms and provisions of the Plan, Stock Units may be granted to Participants at any time and from time to time on such terms as shall be determined by the Board. The Board shall have complete discretion in determining the number of Stock Units granted to each Participant. Stock Units shall be payable in Stock upon the occurrence of certain trigger events set forth on the Participant's Election Form in his or her complete discretion (the "Trigger Events"). The terms and conditions of the Trigger Events may vary by Stock Unit Award, by Participant, or both. The Election Form shall be filed with the Secretary of the Company prior to the date on which any Stock Unit Award is made. Such election will be irrevocable as to any Stock Unit Award made after delivery of the Election Form to the Company, and it shall continue in effect until revoked, increased or decreased prospectively by a Participant prior to the grant of any future Stock Unit Award for which the change is effective.

         9.5 Accounting for Stock Units. A Participant's Stock Unit Award shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that Participant (the "Stock Unit Account"). Each Stock Unit is credited as a Stock equivalent on the date so credited. Additional Stock equivalents may be added to

705366.9
                                       -9-
the Stock Unit Account equal to the amount of Stock that could be purchased with dividends equal to that paid on one share of Stock, multiplied by the number of stock equivalents then existing in the Stock Unit Account, based on the Fair Market Value of the Stock on the date a dividend is paid on the Stock. Because the Trigger Events for each Stock Unit Award may differ, the Company shall establish a separate Stock Unit Account for each separate Stock Unit Award. Upon the occurrence of particular Trigger Events, the holder of a Stock Unit Award shall be entitled to receive a number of shares of Stock which corresponds to the number of Stock Units granted as part of the initial Stock Unit Award, as such amount may have been increased to reflect dividends paid with respect thereto.

         9.6 Board Discretion to Adjust Awards. The Board shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit Award, Performance Stock Award or Stock Unit Award, at any time or from time to time, including but not limited to the Performance Goals.

         9.7 Form of Payment. The value of a Performance Unit or Performance Stock may be paid in cash, Stock or a combination thereof as determined by the Board. In the case of Stock Units, payment shall be made in Stock. Payment may be made in a lump sum or installments as prescribed by the Board. If any payment is to be made on a deferred basis, the Board may provide for the payment of dividend equivalents or interest during the deferral period.

         9.8 Termination of Service Due to Death, Disability or Retirement. In the case of death, disability or retirement (each of disability and retirement as defined under the established rules of the Company), the holder of a Performance Unit or Performance Stock shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period and on the percentage of the Performance Goals achieved through the date of termination, as computed by the Board. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period. In the case of Stock Units, all such Stock Units held to the extent vested on the date that the Participant ceases to be a Director, will be paid as set forth in the Participant's Election Form.

         9.9 Termination of Service for Other Reasons. In the event that a Participant ceases to be a Director of the Company for any reason other than death, disability or retirement, the Board shall have the discretion to determine the disposition of the Participant's Performance Units and Performance Stock. In the case of termination other than due to removal, all Stock Units held to the extent vested on the date that the Participant ceases to be a Director, will be paid as set forth in the Participant's Election Form. However, in the event of termination due to removal, all Stock Units held will be forfeited.

         9.10 Nontransferability. No Performance Units, Performance Stock or Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period or, in the case of Stock Units, until payment. All rights with respect to Performance Units, Performance Stock and Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                       ARTICLE 10. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

705366.9
                                      -11-

                         ARTICLE 11. RIGHTS OF DIRECTORS

         11.1 Directorship. Nothing in the Plan shall interfere with or limit in any way the right of the Board of Directors or stockholders under applicable law to remove any Participant from the Board at any time, nor confer upon any Participant any right to continue in the service of the Company.

         11.2 Participation. No Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

         11.3 No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, the Company shall not be required or be liable to make any payment under the Plan.

         11.4 No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person.

                          ARTICLE 12. CHANGE IN CONTROL

         12.1 Stock-Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock-based Awards granted under this Plan shall immediately vest one hundred percent (100%) in each Participant, including Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Stock Units.

         12.2 Performance-Based Awards. Notwithstanding any other provision of the Plan, in the event of a Change in Control, all performance-based Awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Stock. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Board, to which Performance Goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or
(ii) one hundred percent (100%) of the value on the date of grant of the Performance Units or number of Performance Stock.

         12.3 Pooling Transactions. Notwithstanding anything contained in the Plan or any agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment or settlement with respect to any Award, (b) providing that the payment or settlement in respect of any Award be made in the form of cash, Stock or securities of a successor or acquired of the Company, or a combination of the foregoing and (c) providing for the extension of the term of any Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Award.

               ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION

         13.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend or modify the Plan, subject to the approval of the stockholders of the Company if required by the

705366.9
                                      -12-

Code, by the insider trading rules of Section 16 of the Exchange Act, by any securities exchange or system on which the Stock is then listed or reported, or by any regulatory body having jurisdiction with respect hereto.

         13.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                             ARTICLE 14. WITHHOLDING

         Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

                   ARTICLE 15. EFFECT OF CERTAIN TRANSACTIONS

         Effect of Certain Transactions. Subject to Section 12 hereof, or as otherwise provided in an agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger, consolidation or combination of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Participant shall be entitled to receive in respect of each share of Stock subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of Stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share; provided, however, that such Stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

                         ARTICLE 16. REQUIREMENTS OF LAW

         16.1 Requirements of Law. The granting of Awards and the issuance of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

         16.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.


Effective  Date of this Amended and Restated 1997  Non-Employee  Director  Stock
Plan: January 28, 1998


705366.9
                                      -13-